ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)
December 31, 2020
	Shares	Value
COMMON STOCKS - 99.2%
Canada - 51.4%
Investment Companies - 5.5%
Cronos Group, Inc. (a) ^	7,473,976	$ 51,869,394

Pharmaceuticals - 45.9%
Aphria, Inc. (a) ^	12,362,308	85,547,171
Aurora Cannabis, Inc. (a) ^	6,785,656	56,388,801
Auxly Cannabis Group, Inc. (a)	45,882,625	9,191,664
Canopy Growth Corp. (a) ^	2,955,631	72,826,748
Charlottes Web Holdings, Inc. ^	6,399,012	21,063,603
Green Organic Dutchman Holdings Ltd. (a) ^	38,309,252	7,072,570
HEXO Corp. (a) ^	9,647,301	35,502,068
MediPharm Labs Corp. (a) ^	11,953,592	4,977,142
Organigram Holdings, Inc. (a) ^	19,672,240	26,164,079
Supreme Cannabis Co., Inc. (a) ^	6,768,331	824,174
Tilray, Inc. (a) ^	6,973,209	57,598,706
Valens Groworks Corp. (a)	10,985,562	14,240,064
Village Farms International, Inc. (a) ^	4,100,896	41,583,086
Total Pharmaceuticals		432,979,876
Total Canada		484,849,270

Japan - 1.8%
Tobacco - 1.8%
Japan Tobacco, Inc.	824,093	16,776,364

Mexico - 0.0%
Construction & Engineering - 0.0%
Empresas ICA SAB de CV (a)(b)	155,893	-

Sweden - 2.2%
Tobacco - 2.2%
Swedish Match AB	270,020	20,931,834

United Kingdom - 12.9%
Pharmaceuticals - 7.6%
GW Pharmaceuticals PLC - ADR (a)	621,361	71,711,273
Tobacco - 5.3%
British American Tobacco PLC	631,877	23,399,619
Imperial Brands PLC	1,271,464	26,698,169
Total Tobacco		50,097,788
Total United Kingdom		121,809,061
ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)(Continued)
December 31, 2020
	Shares	Value
United States - 30.9%
Biotechnology - 4.4%
Arena Pharmaceuticals, Inc. (a)	240,033	$ 18,441,735
Cara Therapeutics, Inc. (a)	434,527	6,574,394
Corbus Pharmaceuticals Holdings, Inc. (a) ^	8,103,641	10,129,551
Zynerba Pharmaceuticals Inc. (a)	1,814,328	5,987,282
Total Biotechnology		41,132,962
Chemicals - 2.7%
Scotts Miracle-Gro Co.	129,121	25,713,156
Paper & Forest Products - 2.6%
Schweitzer-Mauduit International, Inc.	617,961	24,848,212
Specialty Retail - 6.9%
GrowGeneration Corporation	1,615,450	64,973,399
Tobacco - 14.3%
22nd Century Group, Inc. (a) ^	6,687,621	14,712,766
Altria Group, Inc.	547,230	22,436,430
Philip Morris International, Inc.	285,621	23,646,563
Turning Point Brands, Inc.	547,379	24,391,208
Universal Corp.	509,772	24,780,017
Vector Group Ltd.	2,178,884	25,383,999
Total Tobacco		135,350,983
Total United States		292,018,712
TOTAL COMMON STOCKS (Cost $1,047,014,398)		936,385,241

COLLATERAL FOR SECURITIES LOANED - 16.0% +
Stock Loan Cash Collateral - 16.0%
Stock Loan Cash Collateral (Cost $151,178,098)		151,178,098

Total Investments (Cost $1,198,192,496) - 115.2%		$ 1,087,563,339
Liabilities in Excess of Other Assets - (15.2)%		(143,874,036)
NET ASSETS - 100.0%		$ 943,689,303

Percentages are stated as a percent of net assets.
AB - Aktiebolag
ADR - American Depositary Receipt
PLC - Public Limited Company

(a) Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust's fair value hierachy. This security represents $0 or 0.00% of the Fund's net assets and is classified as a Level 3 security.
+ Total cash collateral has a value of $151,178,098 as of December 31, 2020.
^ All or a portion of this security is out on loan as of December 31, 2020. Total value of securities out on loan is $151,178,098.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P,

The following is a summary of significant accounting policies consistently followed by ETFMG Alternative Harvest ETF. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2020, ETFMG Alternative Harvest held one fair valued security. More detail on the security can be found in their respective Schedule of Investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$ 936,385,241	$ -	$ -	(a)	$ 936,385,241
Collateral for Securities Loaned*	-	-	-		151,178,098
Total Investments in Securities	$ 936,385,241	$ -	$ -		$ 1,087,563,339

^ See Schedule of Investments for classifications by country and industry.
(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
The security classified as Level 3 is deemed immaterial. This security transferred from Level 1 to Level 3 due to being previously priced in an active market.

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$ 1,303,793,083	$ 17,057,021	$ (233,286,765)	$ (216,229,744)